UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2004

                         COMMISSION FILE NO.: 000-50541

                             DRAGON GOLD RESOURCES, INC.
                             ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEVADA                                          88-0507007
-------------------------------                ---------------------------------
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)

         REGENTS PLACE, 338 EUSTON ROAD, LONDON, UNITED KINGDOM NW1 3BT
  ----------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                44-207-416-4920
                            -------------------------
                            (ISSUER TELEPHONE NUMBER)

     This Amended 8-K is being filed to take into account the audited financial statements of Dragon Mineral Holdings Inc. as well as to reflect a change in control of the Registrant and add additional Risk Factors.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On July 15, 2004, the Registrant acquired 100% of the issued and outstanding common stock of Dragon Minerals Holdings Inc., an International Business Company incorporated under the laws of the British Virgin Islands ("Dragon"), in exchange for 16,500,000 newly issued shares of the Registrant's common stock pursuant to an Exchange Agreement whereby Dragon became a wholly-owned subsidiary of the Registrant (the "Exchange"). At the closing of the Exchange, there were 66,896,794 issued and outstanding shares of the Registrant following the issuance to the Dragon shareholder.

     Subsequent to the Exchange, the Registrant entered into an agreement with Gregory Corcoran whereby the Registrant transferred certain assets held immediately prior to the Exchange, and the Registrant's then existing liabilities related thereto, to Gregory Corcoran, the Registrant's former President and Chief Executive Officer, in consideration for $1,000. The Registrant is transferring the following assets to Mr. Corcoran: the tangible assets excluding cash and the intangible assets including i) the right to the name "Folix Technologies, Inc."; ii) the right to operate the business of developing a Linux based application server and thin client system; and iii) any contracts, agreements, rights or other intangible property, owned by the Registrant immediately prior to the Exchange (collectively referred to as the "Assets"). The Registrant also transferred the liabilities that relate to the Assets to Mr. Corcoran.

     The Registrant is a holding company for Dragon which in turn holds all of the common stock of Dragon Minerals Inc., an International Business Company incorporated under the laws of the British Virgin Islands ("Dragon Minerals"). The term "Company" as used in this report includes Dragon and Dragon Minerals unless specifically stated otherwise. The business operations discussed herein are those contemplated by the Company.

BUSINESS  DEVELOPMENT

     Dragon Minerals Holdings, Inc. was incorporated on February 25, 2004 as an international business company incorporated under the laws of the British Virgin Islands. Dragon owns 100% of the common stock of Dragon Minerals, Inc. On July 15, 2004, the Registrant acquired 100% of the issued and outstanding common stock of Dragon, as discussed above. The Company is headquartered in London, UK. The Company intends to engage in gold exploration and development activities in the Southern Shaanxi Province of China ("Shaanxi").

DESCRIPTION  OF  THE  PRINCIPAL  PRODUCTS  AND  SERVICES

     The Company does not currently offer any products or services. The Company has signed two letters of intent (the "Letters of Intent") to enter into joint ventures for gold exploration and potential development on a choice of properties located in Shaanxi, discussed in more detail below. The Letters of Intent anticipate that the Company will contribute cash to the joint ventures. The other parties to the joint ventures would contribute permits for exploration and development on an aggregate of up to thirteen (13) properties (the "Permits"). The Company anticipates forming a separate joint venture for each property the Company decides to develop. The government of China owns the properties to which the Permits relate. The Permits grant the right to the mineral resources found below the surface of the properties.

     The Letters of Intent contemplate two phases of activities: the exploration phase and the development phase. The development phase is contingent on, and will not proceed unless there are, positive results from the exploration phase. At this time, the Company has not entered into any joint ventures, contributed any cash to any joint ventures, or selected any properties for gold exploration and potential development. However, during the last fiscal year the Company raised $100,000 from a SB-2 Registration Statement which was declared effective December 19, 2003. Additionally, on August 30, 2004, the Company sold 400,000 shares of common stock for $200,000. There can be no assurance that these funds will be able to sustain our business operations until more money is be raised, provided that we will raise any additional funds at all.

MARKET  OVERVIEW

     Most multi-metallic and gold deposits in the Shaanxi Province of China are located in the Qinling Mountain belt and surrounding regions. The gold deposits can be divided into three (3) gold provinces: Xiao Qinling, Qinling and Southern Shaanxi gold provinces. The Xiao Qinling gold province is currently the second largest gold producing area in China. The Qinling gold province is west of the Xiao Qinling gold province. Explorers unrelated to the Company have recently discovered gold deposits in the Qinling gold province. The Company has entered into two (2) agreements whereby the Company will enter into joint ventures for the exploration and development of up to thirteen (13) properties.

     One (1) of the properties covered by the agreements to enter into joint ventures is located within the Xiao Qinling gold province. Seven (7) of the properties are located within the Qinling gold province. Four (4) of the properties are located within the Southern Shaanxi gold province. A fifth (5th) property is also located within the Southern Shaanxi gold province, but more specifically, in an area called Chuan-Shaan-Gan gold triangular zone.

COMPETITIVE  BUSINESS  CONDITIONS

     The gold exploration and development industry in the Southern Shaanxi Province of China is very competitive with well established companies that have more experience and resources than the Company. These companies are generally better able to compete than the Company.

COPYRIGHTS,  PATENTS,  TRADEMARKS  &  LICENSES

     The Company does not have any copyrights, patents, trademarks, license or other types of intellectual property.

NEED  FOR  GOVERNMENTAL  APPROVAL  AND  THE  EFFECTS  OF  REGULATIONS

     The Bureau and Northwest are local government departments that have exploration permits from the Chinese government regarding the properties subject to the Letters of Intent and have also carried out previous exploratory work on the properties. The Permits grant the right to the mineral resources found below the surface of the properties. Actual exploration and development on the property will require additional governmental permits such as certain environmental permits.

RESEARCH  &  DEVELOPMENT  OVER  THE  PAST  TWO  YEARS

     The Company has not conducted any research and development activities since inception. The Company does not have plans to conduct any research and development during the next twelve months. The Company does however intend to conduct exploration and development activities on up to thirteen (13) properties in Shaanxi during the next twelve months.

EMPLOYEES

     The Company does not currently have any employees on either a part-time or full-time basis. The Company intends to use consultants and other forms of contract or outsourced labor during the next twelve months.

DESCRIPTION  OF  PROPERTY

     The Company has entered into two Letters of Intent whereby the Company would enter into joint ventures for the exploration and development of up to thirteen (13) properties in Shaanxi (the "Shaanxi Property"). Pursuant to one Letter of Intent, the Company would enter into Sino-Foreign cooperative joint venture companies with the Bureau of Geology and Mineral Exploration & Development of Shaanxi Province (the "Bureau") for the exploration and development of up to twelve (12) properties. Pursuant to the other Letter of Intent, the Company would enter into a Sino-Foreign cooperative joint venture company with Northwest Geology and Exploration Bureau for Nonferrous Metals ("Northwest") for exploration and development of one (1) property. Pursuant to the Letters of Intent, the Company would contribute cash to the joint ventures. The other parties to the joint ventures would contribute the Permits and their previous exploratory finding for up to thirteen (13) properties (listed below) on which the Company intends to conduct gold exploration and potential development activities.

The Company has not completed any work on any of the properties or otherwise confirmed the rock formations thereon. Any work done on the properties will be exploratory in nature.

Permits to  be  contributed  by  the  Bureau
--------------------------------------------

     Shaliangzi Silver - Gold Multi-Metallic Ore Deposits. This property is located in the Qinling gold province. It is accessible by roads or country highways. Previous work on the property consisted of a geological and ore deposit survey. The Company's understanding based on the previous work is that exposed rocks include marble and metamorphosed sandstone in the north and phyllite, metamorphosed sandstone, and biotite-plagionite rocks in the south.

     Xunyang Huijiagou Gold Deposit. This property is located in the Southern Shaanxi gold province. It is accessible by country roads. Geologically it is situated in the subsidence center of the Shan-za-xun basin. Previous work on the property consisted of geochemical prospecting, ore deposit survey, surface trenching and shallow aditting. The Company's understanding based on the previous work is that Upper Devonian clastic rocks and carbonates are the rocks that are mainly exposed.

     Xunyang Xiaohe Gold Deposit. This property is located in the Southern Shaanxi gold province. It is accessible by county roads. Geologically it is situated in the subsidence center of the Shan-za-xun basin. Previous work on the property consisted of geochemical prospecting, surface trenching and limited drilling. The Company's understanding based on the previous work is that there are middle Devonian silty phylites with occurrence of gold mineralization.

     Wangjiaping - Xinchang Copper Ore Deposit. This property is located in the Southern Shaanxi gold province. It is located tectonically in the Chuan-Shaan-Gan triangular zone, within Guanping-Yangpingguan brittle-ductile deformation zone. It is accessible by country highways. Previous work on the property consisted of drilling, aditting, trenching, comprehensive geophysical prospecting and geochemical prospecting. The Company's understanding based on the previous work is that the exposed rocks are marine volcanic sedimentary rocks with an intrusion of quartz diorite.

     Anjiaqi Gold Deposit. This property is located in the Qinling gold province. It is accessible by state highway. Previous work on the property consisted of a geological survey, identification of geological structures, characteristics of rock and minerals and dressing and recovery. The Company does not have information regarding the rock formations on this property regarding the rock formations.

     Shuimoping Silver - Arsenic Ore Deposit. This property is located in the Qinling gold province. It is accessible by highway. Previous work on the property consisted of a regional survey, geological mapping and geochemical prospecting in major mineralization zones, and preliminary trenching and aditting. The Company's understanding based on the previous work is that the exposed rocks include Carboniferous slate and Devonia slate and limestone.

     Yinpan Silver - Stibium Ore Deposit. This property is located in the Qinling gold province. The property has an area of 15 square kilometers. It is accessible by unpaved road. Previous work done on the property consisted of systematic, geochemical and geological measurements, cumulative aditting and trenching. The Changping - Yakou fault passes through the ore district. The Company's understanding based on this previous work is that to the north of the fault Devonian and Triassic carcalcous classtic rocks are mainly exposed, and that to the south, middle - upper Silurian meta-classtic rocks are mainly exposed. Granites intrude the area and various type veins occur.

     Aigaogou Gold Ore Deposit. This property is located in the Qinling gold province. It is accessible by highway. Previous work done on the property consisted of trenching in which a 12 kilometer long, 10 to 500 meter wide gold-bearing zone was discovered, limited aditting and small scale heap leaching on surface gold ores. The Company's understanding based on the previous work is that the major gold-bearing rocks are breccia.

     Huangbaiyuan Gold Deposit. This property is located in the Qinling gold province. It is accessible by highways. The ore district is situated in the middle part of Southern Qinling gold mineralization belt. Previous work done on the property consisted of a regional geological survey, geochemical prospecting and trenching and aditting in mineralization zones. The Company's understanding based on the previous work is that the exposed rocks are Devonian breccia and carbonates.

     Yingchanggou - Gumugou Multi-metallic Ore Deposit. This property is located in the Southern Shaanxi gold province. The property has an area of 160 square kilometers. It is accessible by four roads. It is situated in the eastern part of the Qinling Lead, Zinc, Silver, Mercury, and Stibium mineralization belt. Previous work done on the property consisted of testing and verification of anomalies and local survey and explorations. The Company's understanding based on the previous work is that the exposed rocks include breccia and limestone.

     Huangjinmei Gold Ore Deposit. This property is located in the Qinling gold province. It is accessible by road. Previous work done on the property consisted of a district survey, identification of geological structures, characteristics of rocks and minerals, and ore dressing and recovery. The Company does not have any information on this property regarding the rock formations.

     Taiyu Gold Deposit. This property is located in the Xiao Qinling gold province. It is accessible by a simple road. The ore district is situated at the southern wing of Dayueping - Jingluoban anticline. Previous work done on the property consisted of local surface trenching. It is the Company's understanding based on the previous work that acidic granites commonly occur on the property, and that faults are the major ore control structures.

Permit  to  be  contributed  by  Northwest
------------------------------------------

     Shiquan Yangpinwuan Gold Ore Deposit. This property is located in Yangpinwan, Shiquan County, Southern Shaanxi gold Province. Previous work done on the property consisted of trenching. The Company's understanding based on the previous work is that ore bodies occur in carbonaceous silicilites and meta-clastic rocks.

     The Company has not currently entered into any definitive agreements or joint ventures. The Company is in continued negotiations with the Bureau and Northwest regarding contributions of the properties and the Company's contribution of cash. Currently, the joint ventures have not been formed, the Company has not raised or contributed any cash, none of the properties have been contributed, and there is no program of exploration and development. The Company will be required to contribute cash to the joint ventures on a continuing basis, however, the amount of continued capital commitment required by the Company is not known at this time.

LEGAL  PROCEEDINGS

The Company currently is not a party to any material legal proceedings and, to the Company's knowledge, no such proceedings are threatened or contemplated.

RISK  FACTORS

Risks  Related  to  Our  Business

     LETTERS OF INTENT. The Company has entered into two (2) letters of intent whereby the Company will enter into joint ventures for the exploration and development of up to thirteen (13) properties in Shaanxi. Pursuant to one letter of intent, the Company will enter into Sino-Foreign cooperative joint venture companies with the Bureau for the exploration and development of up to twelve
(12) properties. Pursuant to the other letter of intent, the Company will enter into a Sino-Foreign cooperative joint venture company with Northwest for exploration and development of one (1) property. Pursuant to the letters of intent, the Company will contribute cash to the joint ventures. The other parties to the joint ventures will contribute up to thirteen (13) properties on which the gold exploration and potential development will be conducted. The Company has not currently entered into any definitive agreements or joint ventures. The Company is in continued negotiations with the other parties to the letters of intent regarding contributions of the properties and the Company's contribution of cash. Currently, the joint ventures have not been formed, the Company has not contributed any cash, none of the properties have been contributed, and there is no program of exploration and development. There can be no assurance that the Company will enter into any definitive agreements or joint ventures, or that the Company will make any cash contributions or that other parties to the letters of intent will contribute any property. In the event that any of the foregoing events do not occur, the Company's business will fail.

     NEED FOR ADDITIONAL FINANCING. The Company will be required to contribute cash to the joint ventures on a continuing basis, however, the exact amount of continued capital commitment required by the Company is not known at this time. The Company believes it can continue for approximately six (6) months if no additional financing is raised, and will require approximately $140,000 of additional financing to continue administrative activities for the next twelve
(12) months, which does not include any additional amounts which will be required for exploration activities. The Company does not have any commitments or identified sources of capital from third parties or from the Company's officers, directors or majority shareholders. There is no assurance that financing will be available on favorable terms, if at all. If the Company is unable to raise such financing, it will not be able to enter into the joint ventures or continue business operations and its business will fail.

     TITLE TO THE PROPERTIES. The government of China owns the land on which the Company intends to conduct exploration and development through a joint venture with the Bureau and a joint venture with Northwest. The Bureau and Northwest are local government departments. They have permits that give them the right to the mineral resources found under the surface of the properties. Pursuant to the letters of intent, the Bureau and Northwest will contribute Permits for up to an aggregate of thirteen (13) properties and the Company will contribute cash to the joint venture. The Company has not currently entered into any definitive agreements or joint ventures. The Company is in continued negotiations with the Bureau and Northwest regarding contributions of the properties and the Company's contribution of cash. Currently, the joint ventures have not been formed, the Company has not raised or contributed any cash, none of the properties have been contributed, and there is no program of exploration and development. If the Company, the Bureau or Northwest do not make the contributions contemplated under the letters of intent, the Company will not have any rights with respect to the properties.

     RELIANCE  ON  KEY  MANAGEMENT.  The  Company's  success  depends  upon  the personal efforts and abilities of Johannes Petersen, a Director of the Company and the Company's Chief Executive Officer and President, and
Xiaojun ("Albert") Cui, a Director of the Company. The Company's ability to operate and implement its business plan is heavily dependent on the continued service of Messrs. Petersen and Cui, and the Company's ability to attract, retain and motivate qualified consultants and other outsourced labor, particularly in the area of gold exploration and development. The Company faces aggressive and continued competition for such personnel, qualified consultants and other outsourced labor. The Company cannot be certain that it will be able to attract, retain and motivate such personnel, qualified consultants and other outsourced labor. The loss of Mr. Petersen or Mr. Cui, or the Company's inability attract, retain and motivate such personnel, qualified consultants and other outsourced labor would have a material adverse effect on the Company's business and operations.

     BECAUSE MR. TSAKOK OWNS 22.6% OF THE COMPANY'S OUTSTANDING COMMON STOCK, HE WILL EXERCISE SIGNIFICANT CONTROL OVER CORPORATE DECISIONS THAT MAY BE ADVERSE TO OTHER MINORITY SHAREHOLDERS. Raoul Tsakok beneficially owns 22.6% of the issued and outstanding shares of the Company's common stock. Accordingly, he will exercise significant control in determining the outcome of all corporate transactions or other matters including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. The interest of Mr. Tsakok may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other shareholders.

     OUR AUDITORS HAVE EXPRESSED SUBSTANTIAL DOUBT AS TO WHETHER OUR COMPANY CAN CONTINUE AS A GOING CONCERN. Our Company is in its early development stage, as the Company does not currently offer any products or services and planned principal activities have not begun. We have not generated any revenues since inception and have incurred substantial losses. These factors among others indicate that the Company may be unable to continue as a going concern, particularly in the event that it cannot generate sufficient cash flow to conduct its operations and/or obtain additional sources of capital and financing.

RISKS  RELATED  TO  OUR  COMMON  STOCK

     IF THERE'S A MARKET FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE. If there is a market for our common stock, we anticipate that such market will be subject to wide fluctuations in response to several factors, including, but not limited to:

     (1)     actual  or  anticipated  variations  in  our results of operations;
     (2)     our  ability  or  inability  to  generate  new  revenues;
     (3)     the  number  of  shares  in  our  public  float;
     (4)     increased  competition;  and
     (5) conditions and trends in the gold exploration, development and production industry.

Furthermore, because our common stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     On July 15, 2004, the Registrant issued 16,500,000 restricted shares of the Registrant's common stock pursuant to the Exchange. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipients had access to information that would be included in a registration statement, took the shares for investment and not resale and the Company took appropriate measures to restrict transfer.

     On August 30, 2004, the Registrant issued 400,000 restricted shares of the Registrant's common stock in a transaction that was not registered under the Securities Act of 1933 to an entity unrelated to the Registrant in exchange for $200,000. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. The Company also claims an exemption from registration afforded by Regulation S under the Act.

ITEM 5.01  CHANGE IN CONTROL OF REGISTRANT

     On July 15, 2004, the Registrant entered into the Exchange with Dragon as discussed above under "Item 2.01 Acquisition or Disposition of Assets." On September 6th, 2004, Gregory Corcoran, a former director and the former Chief Executive Officer of the Registrant, sold an aggregate of 11,600,000 shares of the Registrant's common stock for an aggregate purchase price of $154,800 to seven individuals and one entity. Johannes Petersen, a director and the Chief Executive Officer of the Registrant, purchased 1,000,000 of these shares of common stock from Mr. Corcoran. On that same date, Mr. Corcoran agreed to cancel 16,400,000 shares of the Registrant's common stock. Mr. Corcoran has since cancelled his shares of the Registrant's common stock. Prior to his cancellation, Mr. Corcoran owned 41.6% of the Registrant's common stock and together with Raoul Tsakok, who owned 17.1% at the time, exercised control over the Registrant. The Registrant currently has 50,896,794 shares of common stock outstanding.

As a result of the above transactions, the following individual will exercise significant influence over the Registrant:

     Name               No.  of  Shares               Percentage
     ----               ---------------               ----------
     Raoul Tsakok         11,500,000                    22.6%

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On July 15, 2004, Gregory Corcoran resigned as a Director and as President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer of the Registrant.

(c) On July 15, 2004, the Registrant's Board of Directors appointed Johannes Petersen as the President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer of the Registrant.

(d) On July 15, 2004, Gregory Corcoran, acting as the sole Director of the Registrant, increased the number of directors from one to three. On July 15, 2004, the Registrant's Board of Directors appointed Johannes Petersen and Xiaojun ("Albert") Cui to fill vacancies created thereon.

Item 8.01 Other Events.

     Effective June 14, 2004, the Registrant changed its name to Dragon Gold Resources, Inc., affected a 7:1 forward stock split, increased the amount of authorized shares to Five Hundred Million (500,000,000) shares of common stock, and reauthorized the par value of $.001 per share of common stock. Approximately 50,396,794 shares of common stock were outstanding following the forward stock split. As a result of the name change, the Registrant's common stock trades under the new stock symbol "DRGO."

     On July 15, 2004, Gregory Corcoran, acting as the sole Director of the Registrant, increased the number of directors from one to three. On July 15, 2004, the Registrant's Board of Directors appointed Johannes Petersen and Xiaojun ("Albert") Cui to fill vacancies created thereon.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Dragon Minerals Holdings Inc. included in this filing.

Dragon Minerals Holdings Inc.
(An Exploration Stage Company)


                                                                           Index


Independent Auditors' Report                                                 F-1

Consolidated Balance Sheets                                                  F-2

Consolidated Statements of Operations                                        F-3

Consolidated Statements of Cash Flows                                        F-4

Consolidated Statement of Stockholders' Equity                               F-5

Notes to the Consolidated Financial Statements                               F-6

                                MANNING ELLIOTT
                              CHARTERED ACCOUNTANTS

       11th floor, 1050 West Pender Street, Vancouver, BC, Canada V6E 3S7
          Phone: 604.714.3600 Fax 604.714.3669 Web:manningelliott.com


                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Directors
of Dragon Minerals Holdings Inc.
(An Exploration Stage Company)

We have audited the accompanying consolidated balance sheets of Dragon Minerals Holdings Inc. (An Exploration Stage Company) as of July 15, 2004 and March 31, 2004 and the related consolidated statements of operations, cash flows and stockholders' equity for the periods from February 25, 2004 (Date of Inception) to July 15, 2004 and March 31, 2004 and the period from April 1, 2004 to July 15, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Dragon Minerals Holdings Inc. (An Exploration Stage Company), as of July 15, 2004 and March 31, 2004, and the results of its operations and its cash flows for the periods from February 25, 2004 (Date of Inception) to July 15, 2004 and March 31, 2004 and the period from April 1, 2004 to July 15, 2004, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred operating losses since inception. The Company has a working capital deficiency and has not generated any revenue since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ "Manning Elliott"


CHARTERED ACCOUNTANTS
Vancouver, Canada
October 28, 2004


Dragon Minerals Holdings Inc.
(An Exploration Stage Company)
Consolidated Balance Sheets
(expressed in U.S. dollars)

                                                                                             July 15,   March 31,
                                                                                              2004       2004
                                                                                                $          $
Assets

Total Assets                                                                                    -          -
=================================================================================================================
Liabilities and Stockholders' Equity (Deficit)

Current Liabilities

Accounts payable                                                                              5,344      787
Accrued liabilities                                                                           2,000        -
-----------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                     7,344        -
-----------------------------------------------------------------------------------------------------------------
Commitments (Notes 1and 5)

Stockholders' Equity (Deficit)

Common Stock, 100 common shares authorized with a par value
of $1.00, 100 common shares issued and outstanding                                              100      100

Donated Capital (Note 4)                                                                      2,486    2,486

Deficit Accumulated During the Exploration Stage                                             (9,930)  (3,373)
-----------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity (Deficit)                                                         (7,344)    (787)
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity (Deficit)                                              -        -
=================================================================================================================


   (The accompanying notes are an integral part of these consolidated financial statements)


Dragon Mineral Holdings Inc.
(An Exploration Stage Company)
Consolidated Statements of Operations
(expressed in U.S. dollars)


                                   Accumulated From        For the       Accumulated From
                                  February 25, 2004      Period From     February 25, 2004
                                 (Date of Inception)    April 1, 2004   (Date of Inception)
                                    to July 15,          to July 15,       to March 31,
                                          2004             2004                2004
                                           $                 $                   $



Revenue                                    -                  -                   -
---------------------------------------------------------------------------------------------

Expenses

Foreign exchange loss                      128               128                  -
Professional fees                        7,216             6,429                787
Filing and regulatory fees               2,586                -               2,586
---------------------------------------------------------------------------------------------
                                         9,930             6,557              3,373
---------------------------------------------------------------------------------------------
Net Loss for the Period                 (9,930)           (6,557)            (3,373)

Net Loss Per Share - Basic and Diluted  (99.30)           (65.57)            (33.73)
---------------------------------------------------------------------------------------------

Weighted Average Shares Outstanding        100               100                100
---------------------------------------------------------------------------------------------


   (The accompanying notes are an integral part of these consolidated financial statements)


Dragon Minerals Holdings Inc.
(An Exploration Stage Company)
Consolidated Statements of Cash Flows
(expressed in U.S. dollars)


                                                  From              For the                  From
                                            February 25, 2004     Period From          February 25, 2004
                                          (Date of Inception)     April 1, 2004       (Date of Inception)
                                                to July 15,        to July 15,          to March 31,
                                                   2004               2004                  2004
                                                     $                  $                     $

Cash Flows to Operating Activities

Net loss for the period                            (9,930)            (6,557)               (3,373)

Adjustments to reconcile net loss to net cash:

  Donated expenses                                  2,486                  -                 2,486
  Expenses settled with issuance of stock             100                  -                   100

Change in operating assets and liabilities:

  Increase in accounts payable and accrued
   liabilities                                      7,344              6,557                   787
---------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities               -                  -                     -
---------------------------------------------------------------------------------------------------------

Increase in cash                                        -                  -                     -

Cash - beginning of period                              -                  -                     -
---------------------------------------------------------------------------------------------------------
Cash - end of period                                    -                  -                     -
---------------------------------------------------------------------------------------------------------

Non-Cash Financing Activities

  Common stock issued for payment of expenses         100                  -                   100

Supplemental Disclosures

  Interest paid                                         -                  -                     -
  Income tax paid                                       -                  -                     -


   (The accompanying notes are an integral part of these consolidated financial statements)


Dragon Minerals Holdings Inc.
(An Exploration Stage Company)
Consolidated Statement of Stockholders' Equity
From February 25, 2004 (Date of Inception) to July 15, 2004
(expressed in U.S. dollars)


                                                                                               Deficit
                                                                                             Accumulated
                                                                                              During the
                                                                               Donated       Development
                                               Shares          Amount          Capital          Stage          Total
                                                  #               $               $                $             $
Balance - February 25, 2004 (Date of Inception)    -               -               -                -             -

Common stock issued for expenses                 100             100               -                -           100

Donated capital                                    -               -           2,486                -         2,486

Net loss for the period                            -               -               -           (3,373)       (3,373)
---------------------------------------------------------------------------------------------------------------------

Balance - March 31, 2004                         100              100          2,486           (3,373)         (787)

Net loss for the period                            -                -              -           (6,557)       (6,557)
----------------------------------------------------------------------------------------------------------------------
Balance - July 15, 2004                          100              100          2,486           (9,930)       (7,344)
======================================================================================================================


   (The accompanying notes are an integral part of these consolidated financial statements)

Dragon Minerals Holdings Inc.
(An Exploration Stage Company)
Notes to the Consolidated Financial Statements
July 15, 2004
(expressed in U.S. dollars)

1.   Exploration  Stage  Company

Dragon Minerals Holdings Inc. (the "Company") was incorporated on February 25, 2004 under the laws of the British Virgin Islands. The Company owns 100% of the issued and outstanding common shares of Dragon Minerals Inc. (the "Subsidiary") a company incorporated under the laws of the British Virgin Islands, whose principal business is the exploration and development of gold properties located in China.

The Company is an Exploration Stage Company, as defined by Statement of Financial Accounting Standard ("SFAS") No.7. The Company's principal business is the acquisition and exploration of mineral resources. The Company has not presently determined whether its properties contain mineral reserves that are economically recoverable.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations and to determine the existence, discovery and successful exploitation of economically recoverable reserves in its resource properties, confirmation of the Company's interests in the underlying properties, and the attainment of profitable operations. As at July 15, 2004, the Company has working capital deficiency of $7,344 and has accumulated losses of $9,930 since inception. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the Company's ability to continue as a going concern.

On July 15, 2004, Dragon Gold Resources, Inc, a Nevada corporation listed on the OTC Bulletin Board under the trading symbol DRGO.OB, acquired 100% of the issued and outstanding common shares of the Company.

2.     Summary  of  Significant  Accounting  Policies

     (a)  Basis  of  Presentation

          The Company has not produced any revenues from its principal business and is an Exploration Stage Company as defined by Statement of Financial Accounting Standard ("SFAS") No. 7.

     (b)  Principles  of  Consolidation

          These financial statements include the accounts of the Company and its wholly-owned subsidiary, Dragon Minerals Inc., a private British Virgin Islands company. All intercompany transactions and balances have been eliminated.

     (c)  Use  of  Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from those estimates.

     (d)  Fiscal  Year

          The  Company's  fiscal  year  end  is  March  31.

     (e)  Cash  and  Cash  Equivalents

          The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

Dragon Minerals Holdings Inc.
(An Exploration Stage Company)
Notes to the Consolidated Financial Statements
July 15, 2004
(expressed in U.S. dollars)

2.   Summary  of  Significant  Accounting  Policies  (continued)

     (f)  Foreign  Currency  Translation

          The Company's functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

     (g)  Basic  and  Diluted  Net  Income  (Loss)  Per  Share

          The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

     (h)  Financial  Instruments

          Financial instruments which include accounts payable and accrued liabilities were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments.
          The Company's operations are in China and virtually all of its liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company's operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

     (i)  Comprehensive  Loss

          SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As of July 15, 2004 the Company has no items that represent comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

     (j)  Mineral  Property  Costs

          The Company has been in the exploration stage since its formation on February 25, 2004 and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property acquisition and exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve

Dragon Minerals Holdings Inc.
(An Exploration Stage Company)
Notes to the Consolidated Financial Statements
July 15, 2004
(expressed in U.S. dollars)

2.     Summary  of  Significant  Accounting  Policies  (continued)

     (k)  Income  Taxes
          Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 "Accounting for Income Taxes" as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company has generated minimal operations since inception, there are no significant tax loss carry-forwards, and the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

     (l)  Recent  Accounting  Pronouncements

          In December 2003, the United States Securities and Exchange Commission issued Staff Accounting Bulletin No. 104, "Revenue Recognition" (SAB
          104), which supersedes SAB 101, "Revenue Recognition in Financial Statements." The primary purpose of SAB 104 is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, which was superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104. The adoption of SAB 104 did not have a material impact on the Company's financial statements.

3.     Common  Shares

On February 25, 2004, the Company issued 100 shares of common stock to the sole shareholder in consideration for payment of $100 in legal fees on behalf of the Company.

4.     Related  Party  Transactions

The sole shareholder of the Company paid legal expenses on behalf of the Company and its wholly-owned Subsidiary in the amount of $2,486. The shareholder has forgiven reimbursement of this amount, which has been recorded as donated capital.

5.     Mineral Property Agreements

     (a) On February 24, 2004, the Subsidiary entered into a Letter of Intent with the Bureau of Geology and Mineral Exploration & Development of Shaanxi Province ("Bureau") in China to form Sino-Foreign
          cooperative   joint   venture   companies  for  the  exploration  and
          development of up to twelve properties (the "Permits") located in the Southern Shaanxi Province. Pursuant to the Letter of Intent, the Company would contribute cash to the joint venture and the Bureau would contribute the Permits and their previous exploratory findings.

     (b) On March 1, 2004, the Subsidiary entered into a Letter of Intent with the Northwest Geology and Exploration Bureau for Nonferrous Metals Party ("Party") in China to form a Sino-Foreign cooperative joint venture company for the exploration and development of a property (the "Permit") located in Southern Shaanxi Province. Pursuant to the Letter of Intent, the Company would contribute cash to the joint venture and the Party would contribute the Permit and their previous exploratory findings.

(b) Pro Forma Financial Information was filed as an exhibit to our Form 10-QSB filed on November 15, 2004, and is incorporated by reference herein.

(c)  Exhibits:

     2.1(1)  Exchange  Agreement

     (1)  Filed  as  an  exhibit  to  our  Form  8-K  filed  on  July  30, 2004.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dragon  Gold  Resources,  Inc.

November 16,  2004

/s/  Johannes  Petersen
-----------------------
Johannes  Petersen
Chief  Executive  Officer